UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2025

Innovid Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40048	87-3769599
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

116 E 16 Street
New York, NY 10003
(Address of principal executive offices) (Zip Code)

(212) 966-7555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CTV	New York Stock Exchange
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	CTVWS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 23, 2024, Innovid Corp., a Delaware corporation (“Innovid”), filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Proxy Statement”) relating to the special meeting of stockholders (the “Special Meeting”) to be held on February 11, 2025, to, among other things, adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of November 21, 2024, by and among Innovid, Mediaocean LLC, a Delaware limited liability company (“Parent”) and Ignite Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into Innovid (the “Merger”), with Innovid continuing as the surviving corporation and a wholly owned subsidiary of Parent.

Litigation Relating to the Merger

As of the date hereof, Innovid has received several demand letters from purported stockholders (the “Demand Letters”) of Innovid and, to Innovid’s knowledge, two complaints have been filed with respect to the Merger. The complaints are captioned: Richard Williams v. Innovid Corp. et al. and Philip Stone v. Innovid Corp. et al. (collectively referred to as the “Stockholder Actions”).

The Demand Letters and the Stockholder Actions allege that, among other things, the Proxy Statement contains certain disclosure deficiencies and/or incomplete information regarding the Merger. Although the outcome of, or estimate of the possible loss or range of loss, from these matters cannot be predicted, Innovid believes that the allegations contained in the Demand Letters and Stockholder Actions are without merit.

Innovid believes that no supplemental disclosures are required under applicable laws; however, in order to avoid the risk of the Demand Letters and the Stockholder Actions delaying the Merger and minimize the expense of defending the Stockholder Actions, and without admitting any liability or wrongdoing, Innovid is voluntarily making certain disclosures below that supplement those contained in the Proxy Statement. These disclosures, and disclosures on certain other matters, are provided in this Current Report on Form 8-K (the “8-K”). Nothing in this 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Innovid specifically denies all allegations in the Demand Letters and the Stockholder Actions, including that any additional disclosure was or is required.

It is possible that additional, similar demand letters or complaints may be received or filed, or the Stockholder Actions may be amended. Innovid does not intend to announce the receipt or filing of each additional, similar demand letter, complaint or any amended complaint.

SUPPLEMENT TO THE PROXY STATEMENT

This supplemental information to the Proxy Statement should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text (e.g., underlined text) shows text being added to a reference disclosure in the Proxy Statement and a line through text (e.g., ~~a line through text~~) shows text being deleted from a referenced disclosure in the Proxy Statement.

Background of the Merger

The disclosure under the heading “Background of the Merger” is hereby amended and supplemented as follows:

By adding the following disclosure to page 35 of the Proxy Statement following the paragraph ending “…conducted a management presentation with representatives of Party B.”

Other than the confidentiality agreements entered into with Parent, Party A and Party B, Innovid did not enter into confidentiality agreements with any other parties regarding its strategic transaction process. Following the execution of the Merger Agreement on November 21, 2024, Innovid was not party to any confidentiality agreement that imposed standstill restrictions (including “don’t ask/don’t waive” provisions) on Innovid’s counterparty.

By adding the underlined disclosure to the paragraph beginning “On September 1, 2024, the Innovid Board met…” on page 36 of the Proxy Statement:

Following such discussion, the Innovid Board determined that (x) it believed there was a very low likelihood that the Other Potential Acquirors would be willing and able to act quickly to submit a proposal to acquire Innovid and pay a similar or greater premium to acquire Innovid (other than Party B, which had not yet submitted a proposal), given that the price offered in the August 2024 IOI offered a premium of approximately 70% to the closing price of Innovid Common Stock on August 30, 2024; (y) in the Innovid Board’s view, the risks of additional outreach, including the risk of a “leak” of the strategic transaction process and the risk that such outreach, if disclosed to the public, may cause Parent, Party A or Party B to withdraw from Innovid’s strategic transaction process or have adverse effects on Innovid’s workforce and business relationships, outweighed the benefits; and (z) Innovid should not expand its outreach to any of the Other Potential Acquirors at such time.

By adding the underlined disclosure to the paragraph beginning “On September 1, 2024, the Innovid Board met…” on page 36 of the Proxy Statement:

Following such discussion, the Innovid Board again determined that (x) it believed there was a very low likelihood that the Other Potential Acquirors would be willing and able to act quickly to submit a proposal to acquire Innovid and pay a similar or greater premium to acquire Innovid, given that the price offered in the August 2024 IOI offered a premium of approximately 96% to the closing price of Innovid Common Stock on September 6, 2024; (y) therefore, in the Innovid Board’s view, the risks of additional outreach, including the risk of a “leak” of the strategic transaction process and the risk that such outreach, if disclosed to the public, may cause Parent, Party A or Party B to withdraw from Innovid’s strategic transaction process or have adverse effects on Innovid’s workforce and business relationships, outweighed the benefits; and (z) Innovid should not expand its outreach to any of the Other Potential Acquirors at such time.

By adding the underlined disclosure to the paragraph beginning “Later on October 19, 2024…” on page 43 of the Proxy Statement:

The Proposed Equity Rollover specified that, aside from Mr. Netter, whose Innovid Common Stock Rollover was valued at approximately $7.6 million, the value of the rollover of shares of Innovid Common Stock for each management member would be less than $1 million. This proposal was subsequently shared with the Innovid Board that same day.

By adding the underlined disclosure to the paragraph beginning “That evening, White & Case…” on page 46 of the Proxy Statement:

That evening, White & Case and management’s advisors discussed the Netter Term Sheet and White & Case provided a revised draft of the Netter Term Sheet to management’s advisors and Deutsche Bank provided a revised draft of the Proposed Equity Rollover to Evercore, which proposed increased rollover values (relative to the October 23 version of the Proposed Equity Rollover) for each of the members of Innovid’s management included in the Proposed Equity Rollover.

By adding the underlined disclosure to the paragraph beginning “Later that day, DLA Piper…” on page 46 of the Proxy Statement:

Later that day, DLA Piper provided a revised draft of the Netter Term Sheet and rollover agreement to White & Case. Mr. Wise subsequently provided a revised draft of the Proposed Equity Rollover to Mr. Netter, which proposed reduced rollover values (relative to the October 27 version of the Proposed Equity Rollover) for each of the members of Innovid’s management included in the Proposed Equity Rollover. This version of the Proposed Equity Rollover proposed a total rollover for Mr. Netter of $6 million.

On October 29, 2024, Mr. Wise provided another revised draft of the Proposed Equity Rollover to Mr. Netter. This version of the Proposed Equity Rollover remained consistent with the previous version with respect to the value of Mr. Netter’s rollover.

Reasons for the Merger

The disclosure under the heading “Reasons for the Merger” is hereby amended as follows:

By adding the underlined disclosure to the paragraph beginning “Results of Process Conducted.” on page 51 of the Proxy Statement:

Results of Process Conducted. The Innovid Board, with the assistance of Innovid’s management and advisors, evaluated the outcome of the process undertaken to explore potential strategic transaction opportunities for Innovid. This process, as described further in the section of this proxy statement captioned “The Merger—Background of the Merger,” included conducting management presentations, sharing the Bidder Projections, and facilitating due diligence of three potential acquirors for multiple months. As described further in the section of this proxy statement captioned “The Merger—Background of the Merger,” the Innovid Board considered, but decided against, conducting outreach to additional potential acquirors due to its belief that there was a very low likelihood that any other potential acquirors would be willing and able to act quickly to submit a proposal to acquire Innovid and pay a similar or greater premium to that offered by Parent to acquire Innovid given that the Per Share Price represents an approximately 94% premium to the closing price of Innovid Common Stock on November 20, 2024, the last trading day before the public announcement of the Merger Agreement, and that, in the Innovid Board’s view, the risks of additional outreach, including the risk of a “leak” of the strategic transaction process and the risk that such outreach, if disclosed to the public, may have caused Parent to withdraw from Innovid’s strategic transaction process or have adverse effects on Innovid’s workforce and business relationships, outweighed the benefits. The Innovid Board also considered the fact that Party A withdrew from Innovid’s strategic transaction process without providing any indication of interest to acquire Innovid and that Party B declined to provide any indication of interest to acquire Innovid in writing, and withdrew from Innovid’s strategic transaction process following the Innovid Board’s request that Party B increase its proposed price per share to meet the price per share offered by Parent at that time. Finally, the Innovid Board considered the Party C IOI, the fact that the price per share offered in the Party C IOI was significantly below the price per share offered by Parent and that Party C made no attempt to increase its price per share upon being informed that Innovid was not interested in discussing a potential strategic transaction at the price per share range offered in the Party C IOI.

Fairness Opinion of Innovid’s Financial Advisor

The disclosure under the heading “Fairness Opinion of Innovid’s Financial Advisor” is hereby amended and supplemented as follows:

By adding the underlined disclosure to the paragraph immediately following the heading “Discounted Cash Flow Analysis” on page 58 of the Proxy Statement:

The cash flows and terminal values in each case were then discounted to present value as of June 30, 2024 using discount rates ranging from 14.0% to 17.0%, which were based on an estimate of Innovid’s weighted average cost of capital, and the mid-year cash flow discounting convention. Based on this range of implied enterprise values, Innovid’s estimated net cash (calculated as cash and cash equivalents less total debt) as of November 18, 2024 of approximately $38 million, and the number of fully diluted shares of Innovid Common Stock, in each case as provided by Innovid’s management, this analysis indicated a range of implied equity values per share of Innovid Common Stock of $2.55 to $4.23, compared to the Per Share Price of $3.15 per share of Innovid Common Stock.

By amending and supplementing the paragraph beginning “Evercore reviewed and compared” on page 58 of the Proxy Statement as follows:

Evercore reviewed and compared certain financial information of Innovid to corresponding financial multiples and ratios for the ~~following~~below selected publicly traded companies in the media and non-media ad-tech industry (the “selected companies”):

~~Non-Media Ad-Tech~~
~~•~~	~~LiveRamp, Inc.~~
~~•~~	~~Double Verify, Inc.~~
~~•~~	~~IAS Corp.~~
~~Media Ad-Tech~~
~~•~~	~~The Trade Desk, Inc.~~
~~•~~	~~Zeta Corp.~~
~~•~~	~~Viant, Inc.~~
~~•~~	~~Nexxen Ltd.~~
~~•~~	~~Magnite, Inc.~~
~~•~~	~~Taboola Ltd.~~
~~•~~	~~PubMatic, Inc.~~
~~•~~	~~Outbrain, Inc.~~
~~•~~	~~Criteo S.A.~~
~~•~~	~~AppLovin Corp.~~
~~•~~	~~Unity, Inc.~~
~~•~~	~~Digital Turbine, Inc.~~
~~•~~	~~Roku, Inc.~~

By amending and restating the table following the sentence “The analysis indicated the following:” on page 59 of the Proxy Statement as follows:

Company	2024 EV/Adjusted EBITDA	2025 EV/Adjusted EBITDA	2024 EV/Revenue	2025 EV/Revenue
Non- Media Ad-Tech
LiveRamp, Inc.	13.4x	11.5x	2.3x	2.1x
Double Verify, Inc.	14.9x	13.3x	4.6x	4.1x
IAS Corp.	12.7x	11.3x	3.6x	3.2x
Media Ad-Tech
The Trade Desk, Inc.	58.5x	47.7x	24.1x	20.0x
Zeta Corp.	35.9x	27.9x	6.1x	5.0x
Viant, Inc.	44.8x	37.0x	7.4x	6.4x
Nexxen Ltd.	3.4x	3.0x	0.9x	0.8x
Magnite, Inc.	14.3x	12.8x	4.5x	4.0x
Taboola Ltd.	5.1x	4.4x	1.4x	1.1x
PubMatic, Inc.	9.8x	9.3x	2.4x	2.2x
Outbrain, Inc.	5.7x	4.0x	0.6x	0.6x
Criteo S.A.	7.1x	6.6x	2.0x	1.9x
AppLovin Corp.	42.2x	32.5x	24.1x	19.9x
Unity, Inc.	30.0x	28.7x	5.4x	5.4x
Digital Turbine, Inc.	12.3x	8.4x	1.1x	1.0x
Roku, Inc.	41.5x	31.7x	2.2x	2.0x
Non-Media Ad‑Tech Mean	13.7x	12.0x	3.5x	3.1x
Media Ad-Tech Mean	23.9x	19.5x	6.3x	5.4x

By adding the underlined disclosure to the paragraph beginning “Based on the multiples it derived…” on page 59 of the Proxy Statement:

Based on this range of implied enterprise values, Innovid’s estimated net cash (calculated as cash and cash equivalents less total debt) as of November 18, 2024 of approximately $38 million, and the number of fully diluted shares of Innovid Common Stock, in each case as provided by Innovid’s management, this analysis indicated a range of implied equity values per share of Innovid Common Stock as shown below, compared to the Per Share Price of $3.15 per share of Innovid Common Stock.

By amending the paragraph beginning “Evercore reviewed, to the extent publicly available” and the table following such paragraph on page 60 of the Proxy Statement as follows:

Evercore reviewed, to the extent publicly available, financial information related to the following selected transactions involving target companies in the ad-tech industry announced since 2016 (the “selected transactions”). ~~The selected transactions reviewed by Evercore and the month and year each was announced, were as follows:~~

~~Month and Year Announced~~	~~Acquiror~~	~~Target~~
~~December 2016~~	~~Golden Gate Capital LP~~	~~Neustar, Inc.~~
~~June 2018~~	~~Vista, Inc.~~	~~IAS Corp~~
~~November 2020~~	~~Experian Plc.~~	~~Tapad Inc.~~
~~February 2021~~	~~Magnite, Inc.~~	~~SpotX, Inc.~~
~~July 2021~~	~~Magnite, Inc.~~	~~SpringServe, Inc.~~
~~July 2021~~	~~Mediaocean LLC~~	~~Flashtalking, Inc.~~
~~August 2021~~	~~IAS Corp~~	~~Publica, Inc.~~
~~September 2021~~	~~TransUnion~~	~~Neustar, Inc.~~
~~August 2022~~	~~Criteo S.A.~~	~~IPONWEB, Inc.~~
~~December 2022~~	~~Lumine, Inc.~~	~~WideOrbit, Inc.~~
~~June 2023~~	~~Neptune Retail Solutions~~	~~Quotient, Inc.~~
~~July 2023~~	~~Double Verify, Inc.~~	~~Scibids, Inc.~~
~~October 2023~~	~~Omicron, Inc.~~	~~Flywheel, Inc.~~
~~April 2024~~	~~Cadent Plc.~~	~~AdTheorent, Inc.~~

By amending and restating the table following the sentence “The analysis indicated the following:” on page 60 of the Proxy Statement as follows:

Month and Year Announced	Acquiror	Target	EV/LTM Revenue
December 2016	Golden Gate Capital LP	Neustar, Inc.	2.4x
June 2018	Vista, Inc.	IAS Corp	N/A
November 2020	Experian Plc.	Tapad Inc.	5.1x
February 2021	Magnite, Inc.	SpotX, Inc.	10.1x
July 2021	Magnite, Inc.	SpringServe, Inc.	N/A
July 2021	Mediaocean, Inc.	Flashtalking, Inc.	4.0x
August 2021	IAS Corp	Publica, Inc.	N/A
September 2021	TransUnion	Neustar, Inc.	5.4x
August 2022	Criteo S.A.	IPONWEB, Inc.	2.3x
December 2022	Lumine, Inc.	WideOrbit, Inc.	3.0x
June 2023	Neptune Retail Solutions	Quotient, Inc.	1.6x
July 2023	Double Verify, Inc.	Scibids, Inc.	10.5x
October 2023	Omicron, Inc.	Flywheel, Inc.	3.0x
April 2024	Cadent Plc.	AdTheorent, Inc.	1.5x
Mean			4.5x
Median			3.0x

By adding the underlined disclosure to the paragraph beginning “Based on the multiples it derived…” on page 60 of the Proxy Statement:

Based on this range of implied enterprise values, Innovid’s estimated net cash (calculated as cash and cash equivalents less total debt) as of November 18, 2024 of approximately $38 million, and the number of fully diluted shares of Innovid Common Stock, in each case as provided by Innovid’s management, this analysis indicated a range of implied equity values per share of Innovid Common Stock of $2.15 to $4.42, compared to the Per Share Price of $3.15 per share of Innovid Common Stock.

Litigation Relating to the Merger

The disclosure under the heading “Litigation Relating to the Merger” is hereby amended and restated as follows:

As of February 3, 2025, two complaints have been filed by purported Innovid stockholders against Innovid and members of its board of directors in connection with the Merger Agreement and the transactions contemplated thereby. The two complaints are filed in New York state courts and captioned as Richard Williams v. Innovid Corp. et al. and Philip Stone v. Innovid Corp. et al., which Innovid refers to collectively as the “Stockholder Actions”. In general, the Stockholder Actions claim negligent misrepresentation and concealment as well as negligence under New York common law and allege that the Proxy Statement omits or misstates material information. The Stockholder Actions seek, among other things, injunctive relief preventing the consummation of the Merger, unspecified damages, and attorneys’ fees.

In addition to the Stockholder Actions, several purported Innovid stockholders have sent demand letters alleging similar deficiencies regarding the disclosures made in the Proxy Statement.

At this time, it is not possible to predict the outcome of the Stockholder Actions or their impact on Innovid or the Merger. Innovid believes that the disclosures set forth in the Proxy Statement comply with applicable law and that the allegations asserted in the demand letters and Stockholder Actions are without merit.

Cautionary Statement Regarding Forward-Looking Statements

This 8-K contains forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Merger. These statements are based on the beliefs and assumptions of Innovid’s management. Although Innovid believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, it cannot assure you that it will achieve or realize these plans, intentions or expectations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this 8-K, words such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Should one or more of a number of known and unknown risks and uncertainties materialize, or should any of our assumptions prove incorrect, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to:

•	the completion of the Merger on anticipated terms and timing, including obtaining required stockholder and the satisfaction of other conditions to the completion of the Merger;

•	potential litigation relating to the Merger that could be instituted against Innovid, Parent or their respective directors, managers or officers, including the effects of any outcomes related thereto;

•	the risk that disruptions from the Merger will harm Innovid’s business, including current plans and operations;

•	the ability of Innovid to retain and hire key personnel;

•	potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger;

•	continued availability of capital and financing and rating agency actions;

•	legislative, regulatory and economic developments affecting Innovid’s business;

•	general economic and market developments and conditions;

•	potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect Innovid’s financial performance;

•	certain restrictions during the pendency of the Merger that may impact Innovid’s ability to pursue certain business opportunities or strategic transactions;

•
unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as Innovid’s response to any of the aforementioned factors;

•	significant transaction costs associated with the Merger;

•	the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances requiring Innovid to pay a termination fee;

•	competitive responses to the Merger; and

•
other risks and uncertainties indicated in this 8-K, including those incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 29, 2024.

These risks, as well as other risks associated with the Merger, are considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. These forward-looking statements are based on information available as of the date of this 8-K and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements.

You should read this 8-K, the Proxy Statement and the documents that we reference and have filed as exhibits to the Proxy Statement with the understanding that our actual future results, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this 8-K. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this 8-K, whether as a result of any new information, future events or otherwise. Innovid’s stockholders are advised to consult any future disclosures that Innovid makes on related subjects as may be detailed in its other filings made from time to time with the SEC.

Important Additional Information and Where to Find It

In connection with the Merger, Innovid has filed with the SEC and has mailed or otherwise provided to Innovid’s stockholders, the Proxy Statement regarding the Merger. Innovid may also file other documents with the SEC regarding the Merger. This 8-K is not a substitute for the Proxy Statement or any other document which Innovid may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement and other documents (when they become available) that are filed or will be filed with the SEC by Innovid through the website maintained by the SEC at www.sec.gov, Innovid’s website maintained by the SEC at www.sec.gov, Innovid’s website at https://investors.innovid.com/ or by contacting Innovid’s Investor Relations Team at ir@innovid.com.

The Merger will be implemented pursuant to the Merger Agreement, which contains the full terms and conditions of the Merger.

Participants in the Solicitation

Innovid, Parent and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Innovid’s stockholders in connection with the Merger. Information about Innovid’s directors and executive officers and their ownership of Innovid’s securities is set forth in Innovid’s filings with the SEC. To the extent that holdings of the Innovid’s securities have changed since the amounts printed in the Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Merger may be obtained by reading the Proxy Statement. You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVID CORP.

Date: February 3, 2025	By:	/s/ Anthony Callini
	Name:	Anthony Callini
	Title:	Chief Financial Officer